Filed under Rule 497(k) Registration No. 811-3738

VALIC COMPANY I

Dynamic Allocation Fund

Supplement to the Summary Prospectus dated October 1, 2013, as supplemented to date

Effective December 31, 2013, in the section titled “FUND SUMMARY” under the heading “Investment Adviser,” the portfolio manager disclosure for SunAmerica Asset Management Corp. (“SAAMCo”) is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Kara Murphy	2012	Lead Portfolio Manager
Timothy Pettee	2012	Co-Portfolio Manager
Timothy Campion	2013	Co-Portfolio Manager

Please retain this supplement for future reference.

Dated: December 30, 2013